                                                               Exhibit 23.1





                    CONSENT OF INDEPENDENT ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorpor-ation of our report dated December 15, 1996, included in this Form 11-K, into the Company's previously filed Registration Statement, File No. 33-55090.



                                        /s/ Arthur Andersen LLP
                                        -----------------------------
                                        ARTHUR ANDERSEN LLP



Washington, D.C.
October 21, 1997

                                                               Exhibit 23.2





                    CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the Registration Statements on Form S-8 of Government Technology Services, Inc. (File Nos. 33-44363 and 33-55090) of our report dated June 9, 1995, on our audit of the financial statement of the GTSI Employees' 401(k) Investment Plan as of December 31, 1994, which report is included in this Annual Report on Form 11-K.



                                        /s/ Coopers & Lybrand, L.L.P.
                                        -----------------------------
                                        COOPERS & LYBRAND, L.L.P.



Washington, D.C.
October 20, 1997